                                                                    EXHIBIT 10.1


                                   TVX, INC.
                      1993 NONQUALIFIED STOCK OPTION PLAN


                ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION
               -------------------------------------------------


     1.1       Establishment of the Plan.  TVX, Inc., a Delaware corporation,
               -------------------------
hereby establishes a stock option plan to be known as the "1993 Nonqualified Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options.

     The Plan shall become effective as of May 17, 1993 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

     1.2       Purpose of the Plan.  The purpose of the Plan is to promote the
               -------------------
long-term and financial success, and enhance the value of the Company by aligning the personal interests of employees, consultants and directors to those of Company shareholders and allowing the employees, consultants and directors to participate in the success of the Company.

     1.3       Duration of the Plan.  The Plan shall commence on the Effective
               --------------------
Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 8 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Plan's Effective Date.


                   ARTICLE 2.  DEFINITIONS AND CONSTRUCTION
                   ----------------------------------------


     2.1       Definitions.  Whenever used in the Plan, the following terms
               -----------
shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

               (a) "Award" means a grant under this Plan of Nonqualified Stock Options.

               (b) "Board" or "Board of Directors" means the Board of Directors of TVX, Inc.

               (c) "Cause" means (i) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or (ii) the commission by a Participant of one or more acts which constitute an indictable crime under the United States Federal, state, or local law; either as determined in good faith by a written resolution duly adopted by the affirmative vote of not less than two-thirds 2/3 of all the Directors (excluding the Participant if he or she is a Director) at a meeting duly called and held for that purpose after reasonable notice to the Participant and opportunity for the Participant and his or her legal counsel to be heard.

               (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               (e) "Company" means TVX, Inc., a Delaware corporation (including any and all subsidiaries), and any successor thereto.

               (f) "Director" means any individual who is a member of the Board of Directors of the Company.

               (g) "Disability" means a permanent and total disability, within the meaning of the Code Section 22(e)(3), as determined by the Board in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

               (h) "Employee" means a full-time, nonunion, salaried employee of the Company.

               (i) "Fair Market Value" means the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation 20.2031-2(b)(2), as reported in the Wall
                                                                            ----
                    Street Journal or similar publication selected by the
                    --------------
                    Board, or, if the Shares are not publicly traded, the fair market value as determined in good faith by the Board.

               (j) "Nonqualified Stock Option" means an option to purchase Shares, granted under Article 6 herein, which is not intended to meet the requirements of Section 422 of the Code.

               (k) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Board.

               (l) "Participant" means an Employee, Director or consultant to the Company who has outstanding a viable Award granted under the Plan.

               (m)  "Retirement" means age 65 or older.

               (n) "Shares" means the Common Stock of TVX, Inc., par value $.01 per share.

     2.2       Gender and Number.  Except where otherwise indicated by the
               -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     2.3       Severability.  In the event any provision of the Plan shall be
               ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                          ARTICLE 3.  ADMINISTRATION
                          --------------------------


          3.1       Administration.  The Plan shall be administered by the Board
                    --------------
of Directors.

          3.2       Authority.  The Board shall have full power to select
                    ---------
Employees and Directors to whom Awards are granted; to determine the size of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 8 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Board as provided in the Plan. Further, the Board shall have the full power to make all other determinations which may be necessary or advisable for the administration of the Plan.

     3.3       Decisions Binding.  All determinations and decisions made by the
               -----------------
Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Participants, and their estates and beneficiaries.

                    ARTICLE 4.  SHARES SUBJECT TO THE PLAN
                    --------------------------------------


     4.1       Number of Shares.  Subject to adjustment as provided in Section
               ----------------
4.3 herein, no more than 625,000 Shares may be granted under the Plan. These 625,000 Shares may be either authorized but unissued or reacquired Shares.

     4.2       Lapsed Awards.  If any Award granted under this Plan terminates,
               -------------
expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3       Adjustments in Authorized Shares.  In the event of any merger,
               --------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.


                   ARTICLE 5.  ELIGIBILITY AND PARTICIPATION
                   -----------------------------------------


     5.1       Eligibility.  Persons eligible to participate in this Plan
               -----------
include all Employees, Directors and consultants to the Company.

     5.2       Actual Participation.  Subject to the provisions of the Plan, the
               --------------------
Board may, from time to time, select from all eligible Employees, Directors and consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee, Director or consultant shall have any right to be granted an Award under this Plan.

                           ARTICLE 6.  STOCK OPTIONS
                           -------------------------

     6.1       Grant of Options.  Subject to the terms and provisions of the
               ----------------
Plan, Nonqualified Stock Options may be granted to Employees, Directors and consultants at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number of Shares subject to Options granted to each Participant.

     6.2       Option Agreement.  Each Option grant shall be evidenced by an
               ----------------
Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the option pertains, and such other provisions as the Board shall determine.

     6.3       Option Price.  The purchase price per Share covered by an Option
               ------------
shall be determined by the Board but shall not be less than 85% of the Fair Market Value of such Share on the date the Option is granted.

     6.4       Duration of Options.  Each Option shall expire at such time as
               -------------------
the Board shall determine at the time of grant provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5       Exercise of Options.  Options granted under the Plan shall be
               -------------------
exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6       Payment.  Options shall be exercised by the delivery of a written
               -------
notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Options price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and (b). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Options exercised.

     6.7       Restrictions on Share Transferability and Registration.  The
               ------------------------------------------------------
Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8       Termination of Employment Due to Death, Disability, or
               ------------------------------------------------------
Retirement.  In the event the employment of a Participant is terminated by
----------
reason of death, any outstanding Options granted to that Participant that are not exercisable as of the date of termination immediately shall become exercisable.

     Options shall remain exercisable at any time prior to their expiration date or for one (1) year after the date that employment was terminated, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. In the event the Participant names his estate as the beneficiary, the Option shall be exercisable by the personal representative or executor of the deceased Participant.

     In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant that are not exercisable as of the date of termination immediately shall become exercisable. Options shall remain exercisable by the Participant or the Participant's attorney-in-fact, agent, or conservator at any time prior to their expiration date or for one (1) year after the date that employment was terminated, whichever period is shorter.

     In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant that are not exercisable as of the date of termination immediately shall become exercisable. Options shall remain exercisable at any time prior to their expiration date or for three(3) years after the date that Employment was terminated, whichever period is shorter.

     6.9       Termination of Employment for Other Reasons.  If the employment
               -------------------------------------------
of the Participant shall terminate for any reason other than for death, Disability, or Retirement, all Options held by the Participant immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Board, in its sole discretion, shall have the right to allow for an exercise period of up to three (3) months after the date of such termination, however, in no event beyond the expiration date of the options, and only to the extent that the Options were exercisable by the Participant at the date of termination.

     If the employment of the Participant shall terminate for Cause, all outstanding Options immediately shall be forfeited to the Company and no additional exercise period shall be allowed.

     Except as otherwise provided in the option agreement evidencing such Option, none of the provisions of this Section 6.9 or Section 6.8 shall apply to an Option granted to a Director or consultant, which Option shall remain exercisable at any time prior to its expiration date by the Director, consultant or his beneficiary regardless of whether he remains as a Director or consultant to the Company.

     6.10      Nontransferability of Options.  No Option granted under the Plan
               -----------------------------
may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


          ARTICLE 7.  RIGHTS OF EMPLOYEES, DIRECTORS AND CONSULTANTS
          ----------------------------------------------------------


     7.1       Employment.  Nothing in the Plan shall interfere with or limit in
               ----------
any way the right of the Company to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company.

     7.2       Participation.  No Employee, Director or consultant shall have
               -------------
the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


             ARTICLE 8.  AMENDMENT, MODIFICATION, AND TERMINATION
             ----------------------------------------------------



     8.1       Amendment, Modification, and Termination.  The Board, at any time
               ----------------------------------------
and from time to time, may terminate, amend, or modify the Plan. The termination, amendment, or modification of the Plan may be in response to changes in the Code, Exchange Act, national securities exchange regulations, or for other reasons deemed appropriate by the Board. However, without the approval of the stockholders of the Company, no such termination, amendment, or modification may:

               (a) Increase the total amount of Shares which may be issued under this Plan, except as provided in Section 4.3 herein; or

               (b) Change the class of persons eligible to participate in the Plan; or

               (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

               (d) Extend the maximum period after the date of grant during which Options may be exercised; or

               (e)  Change the provisions of the Plan regarding Option Price.

     8.2       Awards Previously Granted.  No termination, amendment, or
               -------------------------
modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant.


                          ARTICLE 9.  TAX WITHHOLDING
                          ---------------------------

       The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.


                         ARTICLE 10.  INDEMNIFICATION
                         ----------------------------

       Each Person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                     ARTICLE 11.  BENEFICIARY DESIGNATION
                     -------------------------------------

       Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.


                            ARTICLE 12. SUCCESSORS
                            ----------------------

       All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                       ARTICLE 13.  REQUIREMENTS OF LAW
                       --------------------------------


     13.1      Requirements of Law.  The granting of Awards and the issuance of
               -------------------
Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     13.2      Governing Law.  To the extent not preempted by Federal law, the
               -------------
Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.